UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

VCG Holding Corp.

(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540 Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 25, 2009, the Audit Committee (the “Committee”) of the Board of Directors of VCG Holding Corp. (the “Company”) concluded that, upon the advice of management and in consultation with Causey Demgen & Moore, LLP, the Company’s independent registered public accounting firm, the Company’s previously issued financial statements for the fiscal year ended December 31, 2007 (the “2007 Financial Statements”) and the fiscal quarterly periods ended March 31, 2008, June 30, 2008 and September 30, 2008 (the “2008 Quarterly Financial Statements”) will require restatement. As more fully described below, the Company’s decision to restate was made in connection with the Company’s response to a comment letter received from the U.S. Securities and Exchange Commission (the “SEC”) regarding the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report”) and the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Annual Report”). The SEC informed the Company on March 24, 2009 that it had no further comments to the 2007 Annual Report.

The issues raised by the SEC in its comment letter addressed the Company’s methodology for the valuation of certain assets and liabilities purchased in connection with the acquisition of 14 nightclubs in 2007 and 2008 and the allocation of the purchase prices to those assets and liabilities. In its application of Statement of Financial Accounting Standards (“SFAS”) No. 141 “Business Combinations” and SFAS 142 “Goodwill and Other Intangible Assets”, the Company took the position that its senior management had sufficient industry expertise to determine the fair value of intangible assets being acquired and that each of the nightclubs being acquired was not material enough to the Company’s financial position to require an independent valuation. Based upon the issues raised by the SEC’s comment letter, the Company retained an independent firm to conduct a valuation of the assets and liabilities acquired in 2007 and 2008. As a result, the Company has modified the fair value of certain assets and liabilities acquired in 2007 and 2008 as well as the allocation of the purchase prices for certain of these assets and liabilities.

In addition, in connection with the Company’s review of its 2007 Financial Statements in response to the SEC’s comment letter, the Company determined that Goodwill was overstated by $2.6 million, Additional Paid-in Capital was overstated by $1.2 million and Other Income was overstated by $1.4 million. These errors were not detected due to the high volume of acquisitions and related equity and debt transactions during 2007.

The following table illustrates the impact of these changes on the Company’s 2007 Financial Statements.

	As Reported 2007	Valuation Adjustments	Equity Restatement	Restated 2007
Assets
Current Assets
Cash & cash equivalents (including $250,000 of restricted cash at 12/31/07)	$2,980,007			$2,980,007
Assets held for sale	372,606			372,606
Other receivables	181,632			181,632
Inventories	964,595			964,595
Prepaid expenses	276,002			276,002
Income taxes receivable	272,244			272,244

Total Current Assets	5,047,086	—		5,047,086

Property, plant and equipment, net	24,517,181	200,000		24,717,181
Licenses	3,204,734	50,111,648		53,316,382
Favorable leasehold rights	—	1,533,212		1,533,212
Trade names	—	578,000		578,000
Intellectual property	1,500,000	(1,500,000)		—
Plans and drawings	75,628			75,628
Deferred acquisition costs	268,073			268,073
Covenants not to compete	111,000	(59,000)		52,000
Deferred offering costs	37,011			37,011
Goodwill	58,964,473	(39,165,980)	(2,657,189)	17,141,304
Loan Fees, net	389,604			389,604
Deposits	82,766			82,766

Total Assets	$94,197,556	11,697,880	(2,657,189)	$103,238,247

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable—trade	$764,182			$764,182
Accrued expenses	1,646,531			1,646,531
Deferred revenue	150,266			150,266
Unfavorable leasehold rights	0	261,765		261,765
Current portion of capitalized leases	9,342			9,342
Current portion of long-term debt	9,333,687			9,333,687

Total current liabilities	11,904,008	261,765		12,165,773

Long-term Liabilities
Deferred income tax	1,060,777	6,051,041	(516,512)	6,595,306
Unfavorable leasehold rights	0	5,321,931		5,321,931
Capitalized leases	19,112			19,112
Long-term debt	21,486,385			21,486,385

Total long-term liabilities	22,566,274	11,372,972	(516,512)	33,422,734

Minority Interests	3,662,767			3,662,767

Redeemable Preferred Stock
Preferred stock $.0001 par value; 1,000,000 shares authorized; 32,500 (2006) and -0- (2007) shares issued and outstanding	—			—
Stockholders’ Equity
Common stock $.0001 par value; 50,000,000 shares authorized; 12,645,441 (2006) and 17,723,975 (2007) shares issued and outstanding	1,772			1,772
Additional Paid-in capital	52,251,847		(1,244,023)	51,007,824
Retained earnings (deficit)	3,810,888	63,143	(896,654)	2,977,377

Total stockholders’ equity	56,064,507	63,143	(2,140,677)	53,986,973

Total Liabilities and Stockholders’ Equity	$94,197,556	11,697,880	(2,657,189)	$103,238,247

	As Reported 2007	Valuation Adjustments	Equity Restatement	Restated 2007
Revenues
Sales of alcoholic beverages	$19,248,427			$19,248,427
Sales of food and merchandise	2,281,834			$2,281,834
Service revenue	13,996,896			$13,996,896
Management fees and other income	5,021,732		(1,413,166)	$3,608,566

Total revenue	40,548,889		(1,413,166)	39,135,723

Operating Expenses
Cost of goods sold	5,413,555			5,413,555
Salaries and wages	8,899,047			8,899,047
Other general and administrative
Taxes and permits	1,527,004			1,527,004
Charge card and bank fees	479,787			479,787
Rent	3,863,282	(99,516)		3,763,766
Professional fees	2,167,832			2,167,832
Advertising and marketing	1,859,239			1,859,239
Insurance	1,041,794			1,041,794
Bad debt expense	42,467			42,467
Other	4,434,349			4,434,349
Depreciation & amortization	1,029,621			1,029,621

Total operating expenses	30,757,977	(99,516)	—	30,658,461

Income from operations	9,790,912	99,516	(1,413,166)	8,477,262

Other income (expenses)
Interest expense	(2,439,983)			(2,439,983)
Interest income	325,574			325,574
Gain on sale of assets	190,256			190,256
Realized loss on sale of marketable securities	(91,149)			(91,149)

Total Other Income (Expenses)	(2,015,302)	—	—	(2,015,302)

Income from continuing operations before income taxes	7,775,610	99,516	(1,413,166)	6,461,960

Income tax expense—current	—			—
Income tax expense—deferred	1,250,000	36,373	(516,512)	769,861

Total income taxes	1,250,000	36,373	(516,512)	769,861

Minority interest expense	(250,892)			(250,892)

Income from continuing operations	6,274,718	63,143	(896,654)	5,441,207

(Loss) from discontinued operations, net of tax	(22,723)			(22,723)

Net income	$6,251,995	$63,143	($896,654)	$5,418,484

Earnings per share
Basic income per common share
Income from continuing operations	$0.38	$0.00	$(0.05)	$0.33
Loss from discontinued operations	$—			$—

Net income applicable to common shareholders	$0.38	$0.00	$(0.05)	$0.33

Fully diluted income per common share
Income from continuing operations	$0.37	$0.00	$(0.05)	$0.32
Loss from discontinued operations	$—			$—

Net income applicable to common shareholders	$0.37	$0.00	$(0.05)	$0.32

Weighted average shares outstanding	16,500,973		122,240	16,623,213
Fully diluted weighted average shares outstanding	16,993,340		15,049	17,008,389

The Company will be restating its 2007 Financial Statements to reflect the foregoing changes on a retrospective basis in its 2008 Annual Report. The Company also expects to amend and restate its 2008 Quarterly Financial Statements in its 2008 Annual Report in lieu of amending the Forms 10-Q for the fiscal quarterly periods ended March 31, 2008, June 30, 2008 and September 30, 2008 (the “2008 Quarterly Reports”). In light of the pending restatements, the previously issued financial statements and other financial information contained in the 2007 Annual Report and the 2008 Quarterly Reports should no longer be relied upon.

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: March 26, 2009	By:	/s/ COURTNEY COWGILL
Courtney Cowgill
Chief Accounting and Financial Officer